Exhibit 10.39

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement is entered into as of January 17, 2012 (the “Amendment”), by and among BRIGHTSOURCE ENERGY, INC., a Delaware corporation (“Borrower”), certain wholly-owned Domestic Subsidiaries of Borrower, as Guarantors, and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“HTGC”) and HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership (“Hercules III”) (HTGC and Hercules III, collectively, “Lender”).

RECITALS

Borrower, Guarantors and Lender are parties to that certain Loan and Security Agreement dated as of October 7, 2011 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Section 2.1(d) of the Agreement is amended in its entirety to read as follows:

“(d) Unused Line Fee. From the Closing Date to the Revolving Maturity Date, Borrower shall pay to Lender quarterly in arrears beginning January 1, 2012, and on the first Business Day following the end of each quarter thereafter and on the Revolving Maturity Date, an unused line fee determined by multiplying 0.75% per annum (the “Unused Line Fee”) times the actual daily closing balance of the unused portion of the Maximum Revolving Loan Amount for each day during the applicable quarterly period for which such Unused Line Fee is due. The Unused Line Fee shall be computed on a basis of a year of three hundred sixty (360) days and assessed for the actual number of days of the unused portion of the Maximum Revolving Loan.”

2. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Documents, as in effect prior to the date hereof. This Amendment does not constitute a novation.

3. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties contained in the Agreement speak as of an earlier date in which case such representations and warranties are true and correct in all material respects as of such earlier date).

4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

BRIGHTSOURCE ENERGY, INC.

Signature:	/s/ John F. Jenkins-Stark

Print Name:	John F. Jenkins-Stark

Title:	CFO

GUARANTOR:

BRIGHTSOURCE CONSTRUCTION MANAGEMENT, INC.

Signature:	/s/ John F. Jenkins-Stark

Print Name:	John F. Jenkins-Stark

Title:	CFO

GUARANTOR:

BRIGHTSOURCE ASSET HOLDINGS, LLC

Signature:	/s/ John F. Jenkins-Stark

Print Name:	John F. Jenkins-Stark

Title:	CFO

Soley with respect to the obligations under Sections 7 and 12 of the Agreement:

BRIGHTSOURCE INDUSTRIES (ISRAEL) LTD.

Signature:	/s/ Israel Kroizer
Print Name:	Israel Kroizer
Title:	President

BRIGHTSOURCE OPERATIONS (ISRAEL) LTD.

Signature:	/s/ Israel Kroizer
Print Name:	Israel Kroizer
Title:	President

Accepted in Palo Alto, California:

LENDER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Signature:	/s/ Nicholas Martitsch
Print Name:	Nicholas Martitsch
Title:	Associate General Counsel

HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership
By: Hercules Technology SBIC Management, LLC, its General Partner

By:	Hercules Technology Growth Capital, Inc., its Manager
	By:	/s/ Nicholas Martitsch
	Name:	Nicholas Martitsch
	Its:	Associate General Counsel

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